UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 17, 2023

SSR Mining Inc.
(Exact name of Registrant as Specified in Its Charter)

British Columbia
(State or Other Jurisdiction of Incorporation)

001-35455
(Commission File Number)

98-0211014
(I.R.S. Employer Identification No.)

6900 E. Layton Ave., Suite 1300, Denver, Colorado USA 80237
(Address of principal executive offices) (zip code)

(303) 292-1299
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares without par value	SSRM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2023, the Board of Directors of SSR Mining Inc., a British Columbia corporation (the “Company”), appointed Ms. Karen Swager as a director of the Company, effective January 16, 2023. Her term will expire at the next annual meeting of stockholders, which is expected to be in May 2023. Ms. Swager will receive annual cash and equity retainers for her service as a director consistent with the director compensation program, which is described under the caption “Nominees for Election to the Board - Director Compensation” in the Company’s Management Information Circular for its Annual Meeting of Shareholders in 2021 included as Exhibit 99.2 to a Report on Form 6-K filed with the Securities and Exchange Commission on April 21, 2021.

Ms. Swager brings over 28 years of experience in the mining industry to the Board. Currently, Ms. Swager serves as Senior Vice President, Supply Chain for the Mosaic Company. In this role, Ms. Swager is responsible for the movement of raw materials and finished production, strategic sourcing activities, as well as leading the Environment, Health and Safety organization. Previously, Ms. Swager held various leadership positions at Mosaic, including Senior Vice President, Potash, Vice President, Phosphates, as well as management roles at multiple operations within the Mosaic portfolio. Ms. Swager is a licensed professional engineer in Florida and holds a Bachelor of Science degree in metallurgical engineering and a Master of Science in metallurgical engineering from Michigan Technological University, where she is a member of the Department of Chemical Engineering’s Distinguished Academy. In addition, Ms. Swager holds an MBA from Northwestern University Kellogg School of Management.

The Board has not made a determination as to whether Ms. Swager will be named to any committees of the Board.

Ms. Swager is not party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K and there is no arrangement or understanding between Ms. Swager and any other person pursuant to which Ms. Swager was appointed to the Board.

A copy of the news release announcing the appointment of Ms. Swager to the Board effective as of January 16, 2023 is included as Exhibit 99.1 to the report and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	News Release, dated January 17, 2023, announcing appointment of new Board director.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SSR Mining Inc.

By:	/s/ Michael J. Sparks
Name:	Michael. J. Sparks
Title:	Executive Vice President and Chief Legal & Administrative Officer

Dated: January 17, 2023